BRUCE  FUND, INC.

     20 N. Wacker Drive
     Suite 2414
     Chicago, Illinois  60606
	(312) 236-9160


BRUCE FUND, INC. / PROSPECTUS


Management of the Bruce Fund, a diversified, open-end no-load management company, attempts to achieve the Fund's objective of long-term capital appreciation primarily through investments in common stock and debt securities; income is a secondary consideration. The Fund may also invest in other securities.

This Prospectus sets forth concise information about Bruce Fund,
Inc. (the "Fund") that a prospective investor ought to know
before investing. Investors should read and retain this
Prospectus for future reference.
___________________________


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


___________________________

October 12, 2000




BRUCE FUND, INC - INVESTMENT SUMMARY


Investment Objective

Bruce Fund's primary investment objective is long-term capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective. Except as otherwise indicated, the Fund's investment objective and policies may be changed without a vote of shareholders.

Principal Investment Strategies

 The Fund manager (Bruce & Co., Inc.) seeks to achieve the objective by investing primarily in domestic common stocks, and bonds, including "zero coupon" government bonds.

The Fund may invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds. The Fund manager attempts to position the Fund where it sees the best capital appreciation opportunity. Other debt securities, traded on exchanges or over-the-counter, may be acquired at substantial discounts from the principal amount, again if the Fund manager believes a capital appreciation opportunity is presented. Investments may be made in defaulted bonds, and management has invested in such defaulted bonds, which sell at a great discount from face redemption value.


The Fund invests in domestic common stocks of any capitalization where the overriding strategy is long-term capital appreciation. Both growth and value criteria are used to determine and select those stocks affording capital appreciation potential.
Securities of unseasoned companies may also be acquired from time to time.


Principal Investment Risks

The Fund is subject to the following principal investment risks:

Interest Rate Risk. The issuers of debt securities, including "zero coupon" government bonds, are expected to redeem the securities by payment to the investor of the principal amount at maturity. However, market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund's debt securities portfolio may decline when market interest rates rise. The Fund being able to invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds, would be primarily sensitive to and affected by interest rate risk.

Maturity Risk. The longer the maturity of a debt security the more it fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.


Credit Risk. The risk of loss on a debt security is less than on an equity security of the same issuer, but there is a risk that the market price of the debt security may decline below the price at which it was acquired. There is also a risk that the issuer may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default resulting in no repayment to the holder at maturity. Debt securities, are many times, rated by various credit rating firms, and the lowering of such ratings can cause the value of the debt securities to decline.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Small Cap Investing. The value of securities of smaller, less well-known issuers, can be more volatile than that of larger issuers.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Investors must recognize there is a risk of loss of money in investing in Fund shares, as there is in any investment seeking capital appreciation, including securities issued by the U.S.
Treasury.

Investor Profile

The Fund is intended for those investors who have a high tolerance for risk and a long-term time horizon. Shareholders should be comfortable with fluctuating share prices as well as the Funds' other investment risks.

Performance

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed from year to year, and comparing this information to a broad measure of market performance. Past performance is not necessarily an indication of future performance.





Total Returns for Years Ending December 31
 1990  -1.07%
 1991   1.42%
 1992  10.62%
 1993  19.44%
 1994 -16.08%         (chart)
 1995  64.78%
 1996  -2.32%
 1997  30.24%
 1998  -6.02%
 1999 -19.78%

For the period included in the bar chart, the Fund's highest return for a calendar quarter was 25.05% (the 2nd fiscal quarter of 1996), and the Fund's lowest return for a calendar quarter was -26.00% (the 1st fiscal quarter of 1991). The return for the quarter ended September 30, 2000 was 8.62%.

Average Annual Total Returns                  Lehman Long-
						          Term Treasury  Russell 2000
For periods ended December 31, 1999	  Fund	Bond Index   Growth Index
	One Year			      -19.78%	 -8.74%          43.09%
	Five Years			        9.59%	  9.14%          18.99%
	Ten Years			        5.81%       8.64%          13.51%
The Lehman Long-Term Treasury Bond Index is an unmanaged index of
U.S. Treasury issues with maturities greater than 10 years.
The Russell 2000 Growth Index is an unmanaged index comprised of common stocks of  2000 small U.S. companies with higher than average forecasted growth orientation. Index returns assume
reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses.



FUND EXPENSES

	The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses set forth below are for the 2000 fiscal year.

Shareholder Transaction Expenses

Sales Load Imposed on
Purchases0.00%
Sales Load Imposed on
Reinvested      Dividends0.00%
Contingent Deferred Sales
Load0.00%
Redemption Fees0.00%
Exchange Fees0.00%

Annual Fund Operating Expenses

Management Fees
1.00%
12b-1 Fees
0.00%
Other Expenses
0.71%
Total Operating Expenses
1.71%

	This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same each year. Although the actual expenses may be higher or lower, based on these assumptions your costs would be:

1 year
3 years
5 years
10 years
$175
$543
$936
$2,038


Investment Details

The investment objective and principal strategies described above may be changed at any time without shareholder approval. There is no minimum or maximum percentage of Fund assets required to be invested in any type of security. The Fund reserved the right, as a temporary defensive measure when general economic (including market) conditions are believed by management to warrant such action, to invest any portion of its assets in conservative fixed-income securities such as United States Treasury
Bills, Notes, Bonds, certificates of deposit, prime-rated commercial paper and repurchase agreements with banks (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price). When the Fund is so invested it may not achieve its objective. Securities are not generally purchased with a view to rapid turnover to obtain short-term profits, but rather are purchased because management believes they will appreciate in value over the long-term.

Investment Restrictions

The Fund has adopted certain investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, as defined by the Investment Company Act. Such investment restrictions are set forth in the Fund's "Statement of Additional Information".

	The right, as a defensive measure (see above), to invest Fund assets in conservative fixed-income securities mandates that not more than 5% of the total assets of the Fund, taken at market value, will be invested in the securities of any one issuer (other than securities issued by the United States Government or an agency thereof, or a security evidencing ownership in future interest and principal of U.S. Treasury, such as "zero coupon" bonds). Management may, by reason of the exception to this restriction, invest assets of the Fund without limit in such Government securities.

Management's Discussion of Fund Performance

The annual report to shareholders of the Fund contains performance information in addition to that included in this prospectus. The Bruce Fund will make available the annual report to any recipient of its prospectus upon request and without charge.

Management, Organization and Capital Structure

The Fund has entered into an Investment Advisory Agreement employing Bruce and Co. to manage the investment and reinvestment of the Fund's assets and to otherwise administer the Fund's affairs to the extent requested by the Board of Directors. Bruce and Co., presently manages no other mutual fund or investment company. Under the Agreement, Bruce and Co. is, subject to the authority of the Fund's board of directors, responsible for the overall management of the Fund's business affairs. This Agreement is subject to annual review and will continue in force if specifically approved annually by the stockholders.

The advisor, Bruce and Co., is an Illinois corporation, controlled by Robert B. Bruce; it is located at Suite 2414, 20
North Wacker Drive, Chicago, Illinois 60606.

Robert B. Bruce is president, treasurer and portfolio manager of the Fund, which he has managed since October 1983. Mr. Bruce has worked as an independent investment manager since 1974.

Bruce and Co.'s compensation for its services to the Fund are calculated as follows:

Annual Percentage Fee
Applied to Average
Net Assets of Fund


1.0%
Up to $20,000,000; plus
0.6%
$20,000,000 through $l00,000,000;plus
0.5%
over $l00,000,000

The fee is calculated and paid each calendar month based on the average of the daily closing net asset value of the Fund for each business day of that month. Since the rates above are annual rates, the amount payable to the adviser for each calendar month is l/l2th of the amount calculated as described. The annual percentage fee of l.0% is higher than the fee charged to a majority of open-end investment companies. The Fund also bears certain fees and expenses including, but not limited to, fees of directors (not affiliated with Bruce and Co.), custodian fees, costs of personnel to perform clerical, accounting and office services for the Fund, fees of independent auditors, counsel, transfer agencies and brokers' commissions. These fees are fully described in the Investment Advisory Agreement. The adviser, Bruce and Co., received $24,272 during the 2000 fiscal year (1.00% of average net assets)

The Fund has only one class of authorized stock: Capital Stock, $1.00 par value. Stockholders are entitled to one vote per full share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable (as described under "Redemption of Fund Shares" and "Determination of Net Asset Value") and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable. There are no material obligations or potential liability associated with ownership of Fund stock.

Determination of Net Asset Value (NAV)

Fund shares are priced at net asset value (NAV), which management determines as of 3:00 P.M. Central Time each business day by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued-expenses), by the number of shares outstanding. Securities listed on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the last reported sale price. Unlisted securities for which quotations are available are valued at the closing bid price.

Short-term securities are valued at amortized cost. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. Odd lot differentials and brokerage commissions will be excluded in calculating values. The net asset value would also be determined at the close of business on any other day on which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected by changes in the value of the portfolio securities, provided that such day is a business day on which shares were tendered for redemption or orders to purchase shares were received by the Fund. Except under extraordinary conditions, the Fund's business days will be the same as those of the New York Stock Exchange.

Purchasing Fund Shares

To invest in Fund shares, the investor should complete the Order Form enclosed at page 9 of this Prospectus. The completed and signed application, accompanied by payment to Bruce Fund, Inc., should be mailed to Bruce Fund, Inc., c/o Unified Advisers, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1897. All applications must be accompanied by payment. Applications are subject to acceptance by the Fund, and are not binding until so accepted. Shares will be bought at the next NAV, as applicable, calculated after the investment is received in proper form. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $500 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to change at any time. Shareholders will be notified in the event such minimum purchase-amounts are changed. Stock certificates are no longer issued.

Redemption of Fund Shares

 Shareholders have the right to request the Fund to redeem their shares by depositing their certificates at Unified Advisers, Inc. with a written request addressed to Unified Advisers, Inc. that the shares be redeemed. Redemption may be accomplished by a signed written request to the transfer agent that the Fund redeem the shares. Requests for redemption of Fund shares must be signed by each shareholder and EACH SIGNATURE MUST
BE GUARANTEED by a bank or trust company in, or having a correspondent in New York City, or by a member firm of a national securities exchange. Signatures on endorsed certificates submitted for redemption must also be similarly guaranteed. Shares will be sold at the next NAV calculated after the redemption request is received in proper form. It is suggested that all redemption requests by mail be sent Certified Mail with return receipt.

The redemptionprice is the net asset value per share determined as described previously. See, "Determination of Net Asset Value". Payment for shares redeemed, except as described hereafter, is made by the Fund to the shareholder within seven days after the certificates are received, but the Fund may suspend the right of redemption, subject to rules and regulations of the Securities and Exchange Commission, at any time when
(a) The New York Stock Exchange is closed, (b) trading on such exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (d) the Commission by order permits such suspension for the protection of shareholders.

If in the opinion of the Board of Directors, conditions exist which make cash payments undesirable, payment may be made in securities or other property in whole or in part. Securities delivered in payment of redemptions are valued at the same value of the Fund's assets. Shareholders receiving such securities or redemption will incur brokerage costs on the sale thereof.

Dividends, Distributions and Tax Consequences

 The Fund intends to distribute substantially all of its net income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually and to comply with the provisions of the Internal Revenue Code applicable to investment companies, which will relieve the Fund of Federal income taxes on the amounts so distributed. The dividends and long-term capital gains distributions are taxable to the recipient whether received in cash or reinvested in additional shares. Long-term capital gains distributions will be taxed to the individual Fund shareholder as such, regardless of the length of time the Fund shares have been held.

Unless a shareholder otherwise directs, all income dividends and capital gains distribution are automatically reinvested in full and fractional shares of the Fund. Shares are purchased at the net asset value (see "Determination of Net Asset Value") next determined after the dividend declaration and are credited to the shareholder's account. Stock certificates are not issued. A shareholder may elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased. A shareholder wishing to make such election must notify the transfer agent in writing of such election.

Shareholders may elect not to continue in the dividend reinvestment program at any time. Following such election, the shareholder will receive income dividends or all distributions in cash. Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the transfer agent. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date.

Pending Legal Proceedings

There are no legal proceedings to which the Fund or the adviser is a party.





























Financial Highlights

	The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen L.L.P., whose report, along with the Fund's financial statements, are included in the Statement of Additional Information and in the annual report to shareholders, either or both of which are available upon request.

	Selected data for each share of capital stock outstanding through each year is presented below :

	                  2000    1999    1998	 1997     1996
Net Asset Value, Beginning of Period (B)
                       $135.51   $175.27   38.35  $134.23 $113.94
Income From Investment Operations
Net Investment Income	  4.41   4.02     4.32   4.42    3.77
Net Gains or(Losses)on Invest(3.77)(26.18)  36.88  3.80   20.22
(both realized and unrealized)
Total From Investment Operations0.64 (22.16) 41.20  8.22  23.99
Less Distributions
Distribution (from net investment
income) (A)	           (4.50)  (4.40)     (4.28) (4.10) (3.70)
Distribution(from net capital gain(A)
                         (3.50) (13.20)	-      -  	    -
Total Distributions	    (8.00) (17.60)  (4.28) (4.10)  (3.70)
Net Asset Value, End of Period (C)
                     $128.15   $135.51  $175.27	 $138.35  $134.23

Total Return        	1.44%   (13.46%)  29.77%  6.13%   20.81%

Ratios/Supplemental Data

Net Assets, End of Period ($ million)
                   	$2.52	$2.60	$3.25	$2.63	$2.56
Ratio of Expenses to Average Net Assets
                 	1.71%	1.64%	1.59%	1.69%	1.78%
Ratio of Net Income to Average Net Assets
                   	3.55%	2.59%	2.60%	3.29%	2.98%
Portfolio Turnover Rate
                   22.26%    34.78%     2.60%	4.22%	11.83%



  Figures are based on average daily shares outstanding during year, with the following exceptions: (A) number of shares at dividend payment date, (B) number of shares at beginning of year, (C) number of shares at end of year.
  The 1996 ratio is based upon total expenses excluding the loss on defaulted bonds. Ratio of expenses to average net assets before reimbursement for 1999 and 2000 was 2.01% and 2.18%, respectively.





ORDER FORM FOR PURCHASING BRUCE FUND SHARES

GENERAL TERMS

	This application is subject to acceptance by the Fund in Chicago, Illinois. This application will not be accepted unless accompanied by payment. The passage of title to and delivery of shares purchased (including shares hereafter purchased through dividend reinvestment or otherwise), whether or not certificates are issued, shall be deemed to take place in Illinois. The applicant certifies that he or she has full capacity to enter into this subscription agreement. The purchase price shall be the net asset value in effect at the time this application is accepted by the Fund.

DIVIDEND ELECTION

	Unless a shareholder otherwise directs, all income dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund. If you do NOT wish your dividends and capital gains distributions reinvested in shares of the Fund but wish instead to receive the full amount of dividends and capital gains distributions in cash, or to receive income dividends only in cash (reinvesting capital gains distributions in shares of the Fund), you should check the choice you wish to make, and sign at the place indicated.

	(  )	I (We) elect to receive the full amount of all
dividends and
capital gains distributions hereafter paid on shares of Bruce
Fund, Inc.
registered in the name(s) of the undersigned in cash, until contrary written instructions are received by the Fund.

	(  )	I (We) elect to receive the full amount of all income
dividend distributions hereafter paid on shares of Bruce Fund, Inc.
registered in the name(s) of the undersigned in cash, and approve the automatic reinvestment of all capital gains distributions in full and fractional shares of the Fund, until contrary written instructions are received by the Fund.


_______________________________
_____
	Signature


_______________________________
_____
Signature of Co-Owner, if any.
if shares are to be registered.
jointly, all owners must sign.


(NOTE: If this election is not signed, dividends and capital gains distributions will be reinvested in Fund shares, as described on the Order Form. If you elect to receive dividends/capital gains in cash, this signed Dividend Election must be returned with your Order Form for Purchasing Bruce Fund Shares).


MAIL THIS ORDER FORM AND CHECK DIRECTLY TO UNIFIED ADVISERS, INC.

	ORDER FORM FOR PURCHASING BRUCE FUND SHARES
	(Minimum initial investment of $1,000; $500, thereafter)

Unified Advisers, Inc.				Date:
431 North Pennsylvania Street
Indianapolis, Indiana 46204-1897
Attn:  Bruce Fund, Inc.

Gentlemen:

	Enclosed is my check in the amount of $_____________ (make check payable to Bruce Fund, Inc.) for the purchase of shares of Bruce
Fund,
Inc. Capital Stock.  The undersigned subscribes for:

	(  )	Exactly ______________________________________________
shares,
			OR
	(  )	The maximum number of full and fractional shares which
may be purchased with the enclosed amount.

	The minimum initial purchase is $1,000, and the minimum for any subsequent purchase is $500, except through dividend reinvestment. All applications must be accompanied by payment.
 Differences between
amounts submitted and actual cost of shares purchased will be refunded or billed to the registered owner designated below, unless otherwise specified.

	I have received and read the latest prospectus of the Bruce
Fund.

	AUTOMATIC DIVIDEND REINVESTMENT - I understand that all dividends and capital gains will be automatically reinvested unless the Dividend
Election on the reverse side is signed or until contrary written instructions are received by the Fund, as set forth in the prospectus.

	STOCK CERTIFICATES - All shares purchased (including reinvestments) will be credited to the stockholder's account; no stock certificates will be issued.

All dividend shares will be held by Unified Advisers, Inc..

Shares of the Bruce Fund are to be registered as follows:______________________________________
	       (Name)
This section must be completed to open your account. Failure to complete this section and sign the Order Form may result in backup withholding.

SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER











Individual accounts. Specify the Social Security number of the owner.
Joint accounts. Specify the Social Security number of the first named owner.
Uniform Gifts/Transfers to Minors account.  Specify minor's
Social Security number.
Corporations, Partnerships, Estates, Other Entities or Trust accounts. Specify the Taxpayer Identification Number of the legal entity or organization that will report income and/or gains resulting from your investments in the Fund.



In addition to the above, Joint accounts must also specify the Social Security number of the second named owner here.











Taxpayer Identification Number Certification

The IRS requires all taxpayers to write their Social Security Number or Taxpayer Identification Number in this Order Form, and sign this Certification. Failure by a non-exempt taxpayer to give us the correct Social Security Number or Taxpayer Identification Number will result in the withholding of 31% of all taxable dividends paid to your account and/or the withholding of certain other payments to you (referred to as "backup withholding").

Under penalties of perjury, you certify that:

1.	The Social Security or Taxpayer Identification Number on
this Application is correct; and

2.	You are not subject to backup withholding because a) you are exempt from backup withholding; or b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding; or c) the IRS has notified you that you are no longer subject to backup withholding.

Cross out item 2 above if it does not apply to you.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


Name:
_________________________________
	(please print)
Name:
_________________________________

Street:
_________________________________
Street:
_________________________________
City: ___________ State: _________
Zip:_____
City: ___________ State: _________
Zip:_____



______________________________________
_
Signature
______________________________________
_
Signature


If shares are to be registered jointly, all owners must sign. Any registration in the names of two or more co-owners will, unless otherwise specified, be as joint tenants with right of survivorship and not as tenants in common. Shares may be registered in the name of a custodian for a minor under applicable state law. In such cases, the name of the state should be indicated, and the taxpayer identification or social security number should be that of the minor.



PROSPECTUS

October 12, 2000

BRUCE FUND, INC.


BRUCE FUND, INC.
20 North Wacker Drive
Chicago, Illinois  60606


	Additional information about the Fund may be found in the Statement of Additional Information, and in shareholder reports. Shareholder inquiries may be made by calling the Bruce Fund at 1-800-347-8607. The Statement of additional Information contains more information on Fund investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

BY PHONE:	Call Bruce Fund at 1-800-347-8607

BY MAIL:	Bruce Fund, Inc. at the above address
				or
		Public Reference Section
		Securities and Exchange Commission
		Washington, D.C. 20549-0102
			(a duplication fee is charged)

IN PERSON:	Public Reference Room
		Securities and Exchange Commission
		Washington, D.C.
			(call 1-202-942-8090 for more information)

BY ELECTRONIC REQUEST:  at the following email address:
                        publicinfo@SEC.gov (a duplication fee is charged)

	The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).




Investment Company Act File Number:	811-1528






STATEMENT OF ADDITIONAL INFORMATION



BRUCE FUND, INC.
20 North Wacker Drive
Suite 2414
Chicago, Illinois  60606
(312) 236-9160





	This Statement of Additional Information is not a Prospectus, but it should be read in conjunction with the Prospectus. The Prospectus may be obtained by writing or calling BRUCE FUND, INC. Certain information is incorporated by reference to the Report to Shareholders dated July 31, 2000. The Report to Shareholders is available, without charge, upon request by calling 1-800-347-8607. This Statement of Additional Information relates to the Prospectus dated October 12, 2000.




Date:  October 12, 2000





	TABLE OF CONTENTS

Fund History        1

Classification:  	1

Investment Strategies and Risk	      1

Fund Policies        1

Management of the Fund	3

Code of Ethics       4

Control Persons and Principal Holders of Securities:	4

Investment Advisory and Other Services:	    4

Brokerage Allocation:	6

Capital Stock and Other Securities:    	8

Purchase, Redemption and Pricing of Shares:	8

Taxation of the Fund	      8

Underwriters:	9

Financial Statements as of June 30, 2000   	9


STATEMENT OF ADDITIONAL INFORMATION

Fund History:	Bruce Fund, Inc. is a Maryland corporation
incorporated on June 20, 1967. The Fund's only business during the past five years has been an investment company. The name of the Fund was changed to BRUCE FUND, INC. in October 1983.

	Classification: The Fund is an open end, diversified, management investment company.

	Investment Strategies and Risks: The principal strategies followed in seeking to achieve the Fund's primary investment objective of long term capital appreciation are described in the prospectus. Securities of unseasoned companies, where the risks are considerably greater than common stocks of more established companies, may also be acquired from time to time if the Fund management believes such investments offer possibilities of capital appreciation. The Fund may also invest in securities convertible into common stocks, preferred stocks, other debt securities and warrants. The Investment Restrictions, to which the Fund is subject, limit the percentage of total fund assets that may be invested in the securities of any one issuer. These restrictions do not apply to securities representing ownership interest in United States Government securities.

Fund Policies: The Fund has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund as defined by the Investment
Company Act.  These fundamental policies are:

	1.	Securities of other investment companies will not be
purchased, except the Fund may purchase securities issued by money market funds.

	2.	The Fund will not acquire or retain any security issued
by a company if one or more officers or directors of the Fund or any affiliated persons of its investment adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such stock or security.

	3.	The Fund will not borrow money or pledge any of its
assets.

	4.	Investments will not be made for the purpose of
exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

	5.	The Fund will not sell short, buy on margin or engage
in arbitrage transactions.

	6.	The Fund will not lend money, except for the purchase
of a portion of an issue of publicly-distributed debt securities.

	7.	The Fund will not buy or sell commodities, commodity
futures contracts or options on such contracts.

	8.	The Fund will not act as an underwriter or distributor
of securities, other than its own capital stock, except as it may be considered a technical "underwriter" as to certain securities which may not be publicly sold without registration under the Securities Act of 1933.

	9.	The Fund will not purchase or write any puts, calls or
combinations thereof. The Fund may, however, purchase warrants for the purchase of securities of the same issuer issuing such warrants, or of a subsidiary of such issuer. The investment in warrants, valued at the lower of cost or market, may not exceed
5.0% of the value of the Fund's net assets. Included within that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be Warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

	10.	The Fund will not purchase or own real estate or
interests in real estate, except in the marketable securities of real estate investment trusts.

	11.	The Fund will not purchase any securities which would
cause more than 10% of the Fund's net assets at the time of purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933.

	12.	Not more than 25% of the value of the Fund's total
assets (exclusive of government securities) will be invested in companies of any one industry or group of related industries.
The Fund will not issue senior securities.

	13.	The Fund will be required to have at least 75% of the
value of its total assets represented by (i) cash and cash items (including receivables), (ii) government securities as defined in the Investment Company Act of 1940, and (iii) other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer.

	14.	The Fund will not invest in oil, gas or other mineral
leases.

	It is the policy of the Fund not to invest more than 5% of the value of the Fund's total assets in securities of issuers, including their predecessor, which have been in operation less than three years. Registrant does not presently invest in foreign securities and has no present plans to make such investments. There is no restriction against making investments in the securities of unseasoned issuers or of foreign issuers and such investments may be made in management's discretion, without approval of a majority of the Fund's outstanding voting securities. Management has no present intention of changing either policy described.

MANAGEMENT OF THE FUND

The Fund is managed by its officers and directors. It has no advisory board.

     Directors are elected at the annual meeting and serve until the next annual meeting of stockholders, and until the successor of each shall have been duly elected and shall have qualified.
The board of directors is:


Directors


	(1) *Robert B. Bruce
	Age 68


Business Experience
for Last Five Years


l974 to present - principal, Bruce
and Co. (investment advisor); l982
to present - Chairman of Board of
Directors, Treasurer, Professional
Life & Casualty Company (life
insurance issuer), previously
Assistant Treasurer.

    (2) Ward M. Johnson
	Age 63

l998 to present - Publisher "Florida
Golfer"magazine; 1995 to 1998-
Manufacturer's agent representing
manufacturers of housewares, home
furnishings, consumer electronics
products, and office equipment.

     (3)  John R. Nixon
	Age 59

Member, Chicago Board Options
Exchange, Trader

	Mr. Bruce has been a director since l983; Mr. Ward M.
Johnson was elected in December, l985 and Mr. Nixon was elected in December, 1999.

	*R. Jeffrey Bruce is Vice President and Secretary of the
Fund, and is Vice President of Bruce and Co., the Fund manager.
He has held these positions since 1983. R. Jeffrey Bruce is the son of Robert B. Bruce. (* Indicates Affiliated Person)

	Compensation Table: No director or officer receives compensation from the Fund. Robert B. Bruce and R. Jeffrey Bruce are officers and stockholders of the Fund manager, Bruce and Co., which is paid a management fee by the Fund. There are no concessions to directors or affiliated persons who invest in Fund shares.

    Ward M. Johnson   $100.00
    John R. Nixon     $100.00


Code of Ethics

      The Fund and the Fund manager have adopted a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund. Among other provisions, the Code of Ethics requires all investment personnel with access to information about the purchase or sale of securities by the fund to report to the Board of Directors all transactions in covered securities, which is reviewed quarterly.


Control Persons and Principal Holders of Securities

(a)	Robert B. Bruce is believed by management to be the only
person who owns beneficially, either directly or indirectly, more than 25% of the voting securities of the Fund. (See, (b) below). Bruce Fund, Inc. is a Maryland corporation. In that no major corporate measure requires approval by more than 75% of all outstanding shares, no person voting alone could permit:

(1)	the consolidation, merger, share exchange or transfer of
assets to another person;

(2)	the distribution of a portion of the assets of the Fund to
its stockholders in partial liquidation;

(3)	the voluntary dissolution of the Fund;

(4)	the "business combination" of the Fund with another person
as described in Maryland General Corporation Law, Sec. 3-601 through 3-603.

(b)	Robert B. Bruce owned 42.5%, and R. Jeffrey Bruce owned
5.9%, of the outstanding shares of the Fund at June 30, 2000. No other person is known to the Board of Directors of the Fund to be the beneficial owner of more than 5%.

(c)	Robert B. Bruce, President of the Fund and principal owner
of Bruce and Co., investment adviser to the Fund, presently owns 8,384 shares of the Fund, and his wife owns 538 shares; Mr. Bruce disclaims any beneficial ownership in Mrs. Bruce's shares. All other officers and directors of the Fund own less than 10% of the outstanding shares.

Investment Advisory and Other Services

(a)	Bruce and Co., an Illinois corporation controlled by Robert
B. Bruce, is the only investment adviser to the Fund. Mr. Bruce is in control of the adviser, and is Chairman of the Board of Directors, President and Treasurer of the Fund. R. Jeffrey
Bruce is the son of Robert B. Bruce, is employed by, and a stockholder, officer and director of, Bruce and Co. and is Vice-President and Secretary of the Fund.

	The advisory fee payable by the Fund to Bruce and Co. is a percentage applied to the average net assets of the Fund as follows:

Annual Percentage Fee
Applied to Average Net Assets of Fund


1.0%
Up to $20,000,000; plus


0.6%
$20,000,000 through $100,000,000; plus


0.5%
over $100,000,000

	A fee installment will be paid in each month and will be computed on the basis of the average of the daily closing net asset values for each business day of the previous calendar month for which the fee is paid (e.g., 1/12% of such average will be paid in respect to each month in which such average is less than $20 million).

(1)	The advisory fee paid to Bruce and Co.during 2000 was
$24,272, during 1999 was $29,779, and during 1998 was $29,366.

(2)	The Fund is not subject to any expense limitation provision.

(b)	The following services furnished for and on behalf of the
Fund are supplied and paid for wholly or in substantial part by the investment adviser in connection with the Investment Advisory
Contract:

	The adviser provides suitable office space in its own offices and all necessary office facilities and equipment for managing the assets of the Fund; members of the adviser's organization serve without salaries from the Fund as directors, officers or agents of the Fund, if duly elected or appointed to such positions by the shareholders or by the Board of Directors; the adviser bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

(c)	There are no fees, expenses, and costs of the Fund which are to be paid by persons other than the investment adviser or the Fund.

(d)	There are no management related service contracts under
which services are provided to the Fund.

(e)	No person other than a director, officer, or employee of the
Fund or person affiliated with Bruce and Co. regularly furnishes advice to the Fund and to Bruce and Co. with respect to the desirability of the Fund's investing in, purchasing and selling securities or other property or is empowered to determine what securities or other property should be purchased or sold by the Fund and no other person receives, directly or indirectly, remuneration for such advice, etc.

(f)	There is no plan pursuant to which the Fund incurs expenses
related to the distribution of its shares and there are no agreements relating to the implementation of such a plan.

(g)	The Fund's custodian is Fifth Third Bank, 38 Fountain Square
Plaza, Cincinnati, Ohio 45263. The Fund's independent public accountant is Arthur Andersen LLP, 33 West Monroe Street,
Chicago, Illinois 60603.

	The above named custodian has custody of all the Fund's securities. It accepts delivery and makes payment for securities purchased and makes delivery and receives payment for securities sold. The Fund's Shareholder and Transfer Agent is Unified Advisers, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204-1897; it receives and processes all orders by investors to purchase and to redeem Fund's shares, maintaining a current list of names and addresses of all stockholders and their respective holdings. Upon receipt of authorization to make payment of Fund expenses from the investment adviser, the above named custodian makes such payments from deposits of the Fund, and sends confirmation of all bills paid. Unified Advisers, Inc. pays dividends, makes capital gain distributions and mails annual reports and proxy statements to stockholders.

	Certified independent public accountants performed an annual audit of Fund's financial statements for each of the ten years ended June 30, 2000.

Brokerage Allocation

(a)	Decisions to buy and sell securities for the Fund, the
selection of brokers and negotiation of the commission rates to be paid, or mark-ups (or mark-downs) on principal transaction, are made by Bruce and Co. Robert B. Bruce, an employee of the Fund and owner of Bruce and Co., is primarily responsible for making the Fund's portfolio decisions, subject to direction by the Board of Directors of the Fund. He is also primarily responsible for placing the Fund's brokerage business and, where applicable, negotiating the amount of the commission rate paid taking into account factors described in paragraph (c) below. It is the adviser's policy to obtain the best security price and execution of transactions available. During each of the last three fiscal years, the total brokerage commissions on the purchases and sales of portfolio securities by the Fund were:

2000
$2,000
1999
$   500
1998
$4,000

      The Fund frequently purchases and sell securities from dealers acting as principals; no commissions are paid on such transactions but do include mark-ups (or mark-downs).

(b)	None of the brokers with whom the Fund dealt in the last
three years was affiliated in any manner with the Fund, or with any affiliated person of the Fund, including the investment adviser.

(c)	Brokers are selected to effect securities transactions for
the Fund based on the adviser's overall evaluation of the commission rates charged, the reliability and quality of the broker's services and the value and expected contribution of such services to the performance of the Fund. Where commissions paid reflect services furnished in addition to execution, the adviser will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. Such commissions may, on occasion, be somewhat higher than could be obtained from brokers not supplying such services.
The adviser considers the supplementary research and statistical or other factual information provided by dealers in allocating portfolio business to dealers. Such allocation is not on the basis of any formula, agreement or understanding.

	It is not possible to place a dollar value on such research and other information and it is not contemplated that the receipt and study of such research and other information will reduce the cost to Bruce and Co. of performing duties under the Advisory Agreement. The Board of Directors of the Fund has permitted the Fund to pay brokerage commissions which may be in excess of those which other brokers might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by the executing brokers. The research which is received from brokers includes such matters as information on companies, industries, areas of the economy and market factors. The information received may or may not be useful to the Fund, and may or may not be useful to the investment adviser in servicing other of its accounts.

	Bruce and Co. attempts to evaluate the overall reasonableness of the commissions paid by the Fund by attempting to negotiate commissions which are within a reasonable range, in the light of any knowledge available as to the levels of commissions being charged, but keeping in mind the brokerage and research services provided. Bruce and Co. will not execute portfolio transactions for the Fund and does not expect to receive reciprocal business from dealers who do so. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers, acting as principals, except where better prices or execution may otherwise be obtained.

(d)	Bruce and Co. is not aware that any of the Fund's brokerage
transactions during the last fiscal year were placed pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure because of research services provided.



Capital Stock and Other Securities

	Bruce Fund, Inc. has only one class of authorized stock, Capital Stock, $1.00 par value; its Articles of Incorporation authorize the Issuance of 200,000 such shares. Stockholders are entitled to one vote per full share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution. The holders have no preemptive rights. All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of such directors if they choose to do so, and, in such event, the holders of the remaining shares so voting will not be able to elect any directors. The shares are redeemable (as described in the Prospectus) and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable. There are no material obligations or potential liabilities associated with ownership of Fund stock. There are no conversion rights and no sinking fund provisions.

Purchase, Redemption and Pricing of Shares

	See Prospectus, "Purchasing Fund Shares " and "Redemption of Fund Shares". There are no underwriters and no distribution of expenses of offering price over the net amount invested. There is no difference in the price at which securities are offered to public and individual groups and the directors, officers and employees of the Fund or its adviser.

Taxation of the Fund

	The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision will be made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company".

	On dividends from ordinary income and short-term gains the stockholders pay income tax in the usual manner. The dividend-received exclusion does not apply to capital gains distributions. The dividend-received exclusion is subject to proportionate reduction if the aggregate dividends received by the Fund from domestic corporations in any year is less than 75% of the Fund's gross income exclusive of capital gains. Statements will be mailed to shareholders in January of the year after the close of the fiscal year showing the amounts paid and the tax status of the year's dividends and distribution. The dividends and long term capital gains are taxable to the recipient whether received in cash or reinvested in additional shares. Federal legislation requires the Fund to withhold and remit to the Treasury a portion (20%) of dividends payable if the shareholder fails to furnish his taxpayer identification number to the Fund, if the Internal Revenue Service notifies the Fund that such number, though furnished, is incorrect, or if the shareholder is subject to withholding for other reasons set forth in Sec.
3406 of the Internal Revenue Code.

Underwriters

	The Fund will continuously offer public distribution of its securities. There are no underwriters with respect to such public distributions.

Financial Statements:

The Financial Statements filed herewith consist of:

	A.	Audited Financial Statements as of June 30, 2000,
including:

(1)	Report of independent public accountants, dated July 31,
2000.

(2)	Schedule of Investments.

(3)	Balance Sheet.

(4)	Statement of Operations, for year ended June 30, 2000.

(5)	Statement of Changes in Net Assets, years ended June 30,
2000 and 1999.

(6)	Notes to Financial Statements.

Other information respecting Bruce Fund, Inc. is included in Part
C, filed heretowith.


	REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and Board of
Directors of BRUCE FUND, INC.:

	We have audited the accompanying balance sheet of BRUCE FUND, INC. (a Maryland corporation), including the schedule of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights included in Note G for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

	We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bruce Fund, Inc. as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

							ARTHUR ANDERSEN LLP


Chicago, Illinois
July 31, 2000




							July 31, 2000

Management Discussion and Analysis

	The Bruce Fund shares produced a total return of 1.44% for the year ended June 30, 2000, compared to a total return of 5.97% for the S&P 500 Index for the same period.

	Stocks in the portfolio were down slightly overall, while the bonds were up slightly for the year. Interest rates declined in the period, resulting in gains for the bonds held throughout the entire year. Two corporate convertible notes were added to take advantage of their high current yields and yield to maturities. The stock market indices proved to be very volatile and we believe still to present unacceptable levels of risk.

	Management would like to make clear that, as stated in the Prospectus, the Fund's objective is long-term capital appreciation from stocks and/or bonds. Out-of-favor, turnaround, and distressed situations are emphasized, as well as growth stocks.

	Shareholders are invited to use the toll-free number (800) 347-8607 to obtain any Fund information.

	Graph
Year    Bruce Fund     S&P 500
0	10,000   10,000
1	7,497     10739
2	8220      12179
3	10320     13039
4	9408      14034
5	11833     17607
6	14295     22282
7	15172     30014
8	19688     39064
9	17038     46589
10	17282     49476

Bruce Fund Average Annual Total Return
One Year  1.44%
Five Years 7.87%
Ten Years 5.62%


	BRUCE FUND, INC.
	BALANCE SHEET
	JUNE 30, 2000

ASSETS
	Investments, at Market Value (Cost $2,370,167)	$2,479,967
	Cash		                                        78,943
	Dividends Receivable	                               442
	Interest Receivable	                             6,428
	Prepaid Insurance	                                     522

		TOTAL ASSETS	                        $2,566,302

LIABILITIES
	Accrued Expenses	                       $      20,663
	Payable for Securities Purchased              	20,725

		TOTAL LIABILITIES	                        $41,388

CAPITAL
	Capital Stock (19,703 Shares of $1 Par Value
	  Capital Stock Issued and Outstanding; 200,000
	  Shares Authorized)	$                             19,703
	Paid-in Surplus	                                 1,998,431
	Accumulated Undistributed Net Investment Income      220,911
	Accumulated Net Realized Gains on Investments	     179,069
	Net Unrealized Appreciation on Investments	     109,800

		TOTAL CAPITAL (NET ASSETS)	            $2,524,914

		     TOTAL LIABILITIES AND CAPITAL      	$2,566,302

NET ASSET VALUE (Capital) Per Share	                $   128.15

The accompanying notes to financial statements are an integral part of this statement.


	BRUCE FUND, INC.
	STATEMENT OF OPERATIONS
	FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME
	Dividends	$                                1,446
	Interest	                               127,190
				                              $ 128,636
EXPENSES
	Management Fees                     	$ 24,272
	Custodian/Security Transaction	             1,825
	Directors	                                   193
	Transfer Agent Fees	                      10,755
	Legal Fees	                                   548
	Audit and Accounting Fees                 14,150
	Insurance	                                 1,051
	Printing                                    	342

		Total Expenses Before Expense Reimbursement  53,136

		Expense Reimbursement	                	(11,242)

		Net Expenses		                       41,894

		NET INVESTMENT INCOME		                86,742

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net Realized Gains on Investments	               239,399
    Net Change in Unrealized Appreciation on Investments
	                                                 (296,221)

		NET LOSS ON INVESTMENTS	                 	(56,822)

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS		                                        $29,920


The accompanying notes to financial statements are an integral part of this statement.


 	BRUCE FUND, INC.
	NOTES TO FINANCIAL STATEMENTS
	June 30, 2000



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

	The financial statements of Bruce Fund, Inc. (the "Fund") have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") and reporting practices prescribed for the mutual fund industry. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	A description of the significant accounting policies follows:

	1.	Portfolio valuation:  Market value of investments is
based on the last sales price reported on each valuation date. If there were no reported sales on that day, the investments are valued using the mean of the closing bid and asked quotations obtained from published sources. NASDAQ and unlisted securities for which quotations are available are valued at the closing bid price.

	2.	Securities transactions and investment income:
Securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned, and discounts on investments are accreted into income using the
effective interest method.   Realized gains or losses from
securities transactions are recorded on the specific identification method for both book and tax purposes. At June 30, 2000, the cost of investments held was $2,370,167 for both financial reporting and federal income tax purposes. At June 30, 2000, gross unrealized appreciation on investments was $390,822 and gross unrealized depreciation on investments was $(281,022) for both financial reporting and federal income tax purposes.

NOTE B - CAPITAL STOCK:

	During the years ended June 30, 2000 and June 30, 1999, there were 990 and 1,950 shares redeemed; 232 and 398 shares issued and 1,320 and 2,145 shares issued through dividend reinvestment, respectively.

 NOTE C - PURCHASES AND SALES OF SECURITIES:

	During the year ended June 30, 2000, purchases and sales of securities with original maturities of greater than one year were $529,728 and $729,922 respectively.


NOTE D - RELATED PARTIES

	Bruce and Company, an Illinois corporation, is the investment advisor of the Fund and furnishes investment advice. In addition it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). During 2000 the investment adviser also voluntarily absorbed certain accounting, transfer agent and legal expenses of the Fund, that the investment adviser felt exceeded the amount that would have been charged to the Fund, based on its size. These expenses approximated $11,242 in 2000. Compensation to Bruce and Company for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee   	Applied to Average Net Assets of Fund
1.0%                           Up to $20,000,000; plus
0.6%                      $20,000,000 to $100,000,000;plus
0.5%                            over $100,000,000.

	As of June 30, 2000, Robert B. Bruce owned 8,384 shares and
R. Jeffrey Bruce owned 1,166 shares. Robert B. Bruce is a director of the Fund; both Robert B. Bruce and R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the investment advisor, Bruce and Company.

NOTE E - TAXES:

	The Fund has made distributions to its shareholders so as to be relieved of all Federal income tax under provisions of current tax regulations applied to regulated investment companies, and personal holding companies.

NOTE F - DIVIDEND DISTRIBUTION:

	During December 1999, the Fund announced a dividend from net investment income of $4.50 per share, aggregating $82,619 and a long term capital gain distribution of $3.50 per share aggregating $64,259. These distributions were payable December
31, 1999 to shareholders of record on December 30, 1999.




	BRUCE FUND, INC.
	SCHEDULE OF INVESTMENTS
	June 30, 2000



Common Stocks (19.72%)

No. of					Market
Shares		Issue	       Cost		Value

	Property-Casualty Insurance (2.15%)

	1,562	RLI Corp.	    $   14,495	       $	 54,280

	Cosmetics  (0.11%)

	282,000	*Chantal Pharm.	    23,620	 	    2,820

	Medical Services  (12.95%)

	23,137	*InSight Health		 73,762	    151,835

	16,100	*Atrix Labs.	    128,214	   150,938

    5,000     *Serologicals      20,725            24,063

	Energy Services  (2.97%)

	37,500	*Team, Inc.	   105,895      	75,000

	Utilities  (1.54%)

	2,600	Unisource Energy    	47,480	 	 39,000


	Total Common
		Stocks		    $414,191           $497,936


Bonds (78.50%)

					              Market
Principal		           	Cost	    Value

	    U.S. Government (70.89%)

$2,000,000 	U.S. Treasury
		"STRIPS", Bond
		Principal, due
	      5-15-2018        $429,021   $661,875

$4,000,000 	U.S. Treasury
		    "STRIPS", Bond
		    Principal, due
	         11-15-2026   1,011,035 	825,000

$1,500,000    U.S. Treasury
              "STRIPS",
              Coupon, due
              2-15-2027     289,233     303,281


                    Corporate Convertibles (7.61%)

$200,000     Res-Care 6% due
             12-1-2004       125,750    100,000


$250,000     Viropharma 6%
             due 3-1-2007    100,937     91,875


Total Bonds	          	$1,955,976     $1,982,031

Total Investments  (98.22%)  $2,370,167   $2,479,967

Cash and Other Assets, Less
Liabilities (1.78%)	                       $44,947

TOTAL NET ASSETS (100%)                   $2,524,914


The accompanying notes to financial statements are an integral part of this schedule.

*Non-cash income producing.






	BRUCE FUND, INC.
	STATEMENT OF CHANGES IN NET ASSETS
	FOR THE YEARS ENDED JUNE 30, 2000 AND 1999

				                      2000	      1999
OPERATIONS
	Net Investment Income		$    86,742	$    77,091
	Net Realized Gains on Investments	239,399	    377,850
	Net Change in Unrealized Appreciation
	  on Investments	              (296,221)   	(882,797)
	Net Increase (Decrease) in Net Assets
	    Resulting from Operations $    29,920         $(427,856)


DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income	 (82,619)	$  (79,767)
Distributions from Net Capital Gains	 (64,259)	  (239,302)
Decrease in Net Assets Resulting from
	     Distributions to Shareholders	$(146,878) $(319,069)

CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued		$    30,650	$    59,311
Increase from Shares Issued in Reinvested
 Distributions	                     	145,440	    316,024
Cost of Shares Redeemed	            	(128,037)	   (285,467)
Increase in Net Assets Resulting from
    Capital Stock Transactions		$    48,053	$     89,868

TOTAL INCREASE (DECREASE)		    $   (68,905)	$ (657,057)

NET ASSETS
	Beginning of Year	              	2,593,819	   3,250,876
	End of Year (including accumulated undistributed
	  net investment income of $220,911 and $216,788,
	  respectively)		             $2,524,914	   $2,593,819




The accompanying notes to financial statements are an integral part of these statements.


	REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and Board of
Directors of BRUCE FUND, INC.:

	We have audited the accompanying balance sheet of BRUCE FUND, INC. (a Maryland corporation), including the schedule of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights included in Note G for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

	We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bruce Fund, Inc. as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

							ARTHUR ANDERSEN LLP


Chicago, Illinois
July 31, 2000


NOTE G - FINANCIAL HIGHLIGHTS:

	Selected data for each share of capital stock outstanding through each year is presented below(2) :

                            2000     1999	1998	  1997	1996

Net Asset Value, Beginning of Period   ( B)
                          $135.51 $175.27 $138.35 $134.23 $113.94
Income From Investment Operations
Net Investment Income      4.41  4.02 	4.32   4.42    	3.77
Net Gains or (Losses) on Investments
                          (3.77)   (26.18)  36.88   3.80   20.22
(both realized and unrealized)
 Total From Investment Operations
                          0.64    (22.16)	41.20  8.22    23.99

Less Distributions
Distribution (from net investment income) (A)
                        (4.50)  (4.40)   (4.28)   (4.10)   (3.70)
Distribution (from net capital gain(A)
                        (3.50)  (13.20)   ---     ---       ---
  Total Distributions   (8.00)  (17.60)  (4.28)   (4.10)   (3.70)

Net Asset Value, End of Period (C)
                   $ 128.15  $ 135.51  $ 175.27 $ 138.35  $134.23

Total Return	      1.44%	(13.46%) 29.77%	6.13%   20.81%

Ratios/Supplemental Data

Net Assets, End of Period ($ million)
              $   2.52	$  2.60  $  3.25	$  2.63	$  2.56
Ratio of Expenses to Average Net Assets(3)
             1.71%	1.64%	1.59%	1.69%	1.78%
Ratio of Net Income to Average Net Assets
          3.55%	2.59%	2.60%	3.29%	2.98%
Portfolio Turnover Rate
           22.26%  34.78%    2.60%     4.22%        11.83%


       (2)Figures are based on average daily shares outstanding during year, with the following exceptions: (A) number of shares at dividend payment date, (B) number of shares at beginning of year, (C) number of shares at end of year.
      (3)The 1996 ratio is based upon total expenses excluding the loss on defaulted bonds. Ratio of expenses to average net assets before reimbursement for 1999 and 2000 was 2.01% and 2.18%, respectively.


  BRUCE FUND
OFFICERS AND
  DIRECTORS


Robert B. Bruce
President and Treasurer


R. Jeffrey Bruce
Vice President and Secretary


John R. Nixon
Director


W. Martin Johnson
Director


Investment Adviser
	Bruce and Co., Inc.
	Chicago, Illinois


Custodian
	Fifth Third Bank
	Cincinnati, Ohio


Transfer Agent
	Unified Advisers, Inc.
	Indianapolis, Indiana


Counsel
	McBride Baker & Coles
	Chicago, Illinois


Independent Public Accountants
	Arthur Andersen LLP
	Chicago, Illinois





	SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois on the 12th day of October, 2000.


BRUCE FUND, INC.

By:  __Robert B. Bruce_____________
	Its President and Treasurer


By:__R. Jeffrey Bruce_______________
	Its Vice President and Secretary


By:___W. Martin Johnson_____________________________
	A Director


By:___John R. Nixon_____________________________
	A Director














ARTHUR  ANDERSEN






CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated July 31, 2000, and to all references to our Firm included in or made a part of this Registration Statement on Form N-lA of Bruce Fund, Inc.




ARTHUR ANDERSEN LLP

Chicago, Illinois
October 10, 2000